Oppenheimer Aggressive Growth Fund/VA A Series of Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds—Oppenheimer Aggressive Growth Fund/VA

Objective Oppenheimer Aggressive Growth Fund/VA, a series of Oppenheimer Variable Account Funds, primarily seeks capital appreciation from investments in “growth-type” companies.
Narrative by Bruce Bartlett, Portfolio Manager
The one-year period that ended December 31, 2000, proved to be exceptionally volatile and challenging for most equity investors. Oppenheimer Aggressive Growth Fund/VA’s performance reflects this erratic investment environment.
       Equity markets, particularly in the technology and biotechnology sectors, demonstrated considerable strength in early 2000. The market’s performance was supported by continued expansion of the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. Technology-oriented stock prices were driven higher by excellent earnings reports from many companies in the sector, and bolstered by growing demand for semiconductors and communications-related components.
       In March, however, investors became concerned that the rate of U.S. economic growth might be unsustainably high. These concerns caused most stock prices to retreat. Technology stocks were hit particularly hard, hurting several of the Fund’s holdings. The behavior of the technology-heavy NASDAQ Composite Index illustrates the impact of these concerns on technology stocks. From March 2000 to May, the NASDAQ fell from over 5,000 to under 3,500, a decline of over 30%.
       By mid-year, accumulating evidence indicated that the pace of economic growth had begun to moderate, and equity markets showed signs of recovery. But markets began to slump again in September as investors worried that the economy might slow too sharply and slip into recession. Technology stocks were again hurt by these concerns. Even the broadly based S&P 500 Index suffered a decline of over 10% between early September and the beginning of December. Stock prices remained volatile through the end of the period, causing most major stock indices to finish the year in sharply negative territory.
       Although the market’s setbacks hurt several of our holdings, it did not alter our investment approach. Our aggressive growth discipline relies on bottom-up analysis of individual company fundamentals to guide us toward what we believe are the market’s most attractive investment opportunities. In particular, we look for quality companies that have delivered consistently high rates of revenue growth and that appear positioned to become leaders in their respective industries.
       During the reporting period, we found the overwhelming majority of such opportunities in technology. As a result, approximately 46.1% of the Fund’s assets were invested in technology companies by December 31.
       Within technology, we focused primarily on communications infrastructure companies, particularly in the area of optical networking. Optical networks use laser light and fiber-optic cable to deliver voice and data communications. While optical technologies have been in use for decades, recent developments have allowed optical networks to deliver much greater communications-traffic volume, or bandwidth, than other communications technologies at cheaper prices. With the explosive growth of the Internet, bandwidth demand is growing at strong rates, fueling an increasing demand for optical components and systems. This underlying demand positions such companies to perform relatively well in a wide range of market environments.
We invested a solid percentage of the Fund’s portfolio in companies supplying the building blocks for today’s optical networks, such as CIENA Corp., Newport Corp. and SDL, Inc.[1] Several proved to be excellent performers during the period, aggressively rising despite the market’s difficulties.

1. The Fund’s portfolio is subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Aggressive Growth Fund/VA

Of course, many of our holdings were hurt during the market’s corrections. Some disappointing performers were optical network companies, while others were in the semiconductor and software arenas. Many of our holdings in consumer-related companies suffered as consumer spending slowed during the year. In response to weakening fundamentals, we sold some of our positions in consumer products and services companies, including retailers and radio broadcasters. We also took a slightly more defensive stance, raising the cash position of the portfolio during the reporting period.
       Although we found relatively few attractive investment opportunities in non-technology sectors, we did find some in the healthcare and energy sectors. Within healthcare, we avoided healthcare-services companies, which typically are burdened by high levels of regulation and competition. Instead, we focused on biotechnology concerns that met our disciplined investment criteria. And some of our energy holdings, such as Calpine Corp., benefited from rising oil and gas prices.
Looking ahead, we remain enthusiastic about the growth prospects of the industries and companies we have identified. While we continue to look for other attractive investments outside the technology sector, diversification for its own sake is not our primary concern. Rather, we are committed to rigorously maintaining our disciplined growth strategy of building the portfolio one company and one investment at a time. That’s what makes Oppenheimer Aggressive Growth Fund/VA an important part of The Right Way to Invest.
Management’s discussion of performance. During the one-year period that ended December 31, 2000, the performance of Oppenheimer Aggressive Growth Fund/VA felt the effects of the volatile conditions in the equities markets. In addition, the Fund underperformed its benchmark, the S&P 500 Index. Strong U.S. economic growth powered traditional growth sectors, particularly technology, during the first few months of the year. The Fund’s investments, which emphasized fast-growing technology companies, performed strongly during these months. Later in the year, rising interest rates and a slowdown in U.S. economic performance caused most growth stocks to fall. We maintained our long-term, growth-oriented investment approach, focusing particularly on optical networking companies that are helping to build the infrastructure of the Internet. Despite the downturn in most technology stocks, several of our optical networking holdings performed strongly. The Fund’s portfolio holdings, allocations and strategies are subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Aggressive Growth Fund/VA

Comparing the Fund’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund.[1] Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
       The Fund’s performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

Because of ongoing market volatility, the Fund’s performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please call us at 1.800.981.2871.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
1. Performance is not shown for the Fund’s Service Class shares, which were outstanding during less than half of this fiscal year.
2. The cumulative total return of Service Class shares of the Fund (not annualized) from inception on 10/16/00 to 12/31/00 was –27.60%.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks—66.7%

Capital Goods—3.9%

Manufacturing—3.9% C-MAC Industries, Inc.(1)	1,000,000	$ 44,375,000

Jabil Circuit, Inc.(1)	264,000	6,699,000

Tyco International Ltd.	895,000	49,672,500
		100,746,500

Communication Services—3.2%

Telecommunications: Long Distance—2.3% Broadcom Corp., Cl. A(1)	95,000	7,980,000

Comverse Technology, Inc.(1)	200,000	21,725,000

Copper Mountain Networks, Inc.(1)	317,400	1,874,644

Corvis Corp.(1)	287,900	6,855,619

Efficient Networks, Inc.(1)	225,100	3,207,675

Exfo Electro-Optical Engineering, Inc.(1)	73,900	1,930,637

Exodus Communications, Inc.(1)	785,000	15,700,000
		59,273,575

Telecommunications: Wireless—0.9% Aether Systems, Inc.(1)	212,600	8,317,975

GoAmerica, Inc.(1)	181,800	977,175

TyCom Ltd.(1)	656,200	14,682,475 23,977,625

Consumer Cyclicals—6.0%

Retail: General—1.9% Kohl’s Corp.(1)	820,000	50,020,000

Retail: Specialty—4.1% Best Buy Co., Inc.(1)	543,100	16,055,394

BJ’s Wholesale Club, Inc.(1)	270,000	10,361,250

RadioShack Corp.	1,047,000	44,824,687

Tiffany & Co.	1,083,600	34,268,850 105,510,181

Consumer Staples—0.6%

Broadcasting—0.6% Gemstar-TV Guide International, Inc.(1)	315,730	14,563,046

Financial—1.0%

Diversified Financial—1.0% Schwab (Charles) Corp.	902,100	25,597,087
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Healthcare—4.5%

Healthcare/Drugs—4.1% Abgenix, Inc.(1)	293,800	$ 17,352,562

Genentech, Inc.(1)	144,400	11,768,600

ImClone Systems, Inc.(1)	400,000	17,600,000

Immunex Corp.(1)	900,000	36,562,500

Medarex, Inc.(1)	589,800	24,034,350 107,318,012

Healthcare/Supplies & Services—0.4% Lincare Holdings, Inc.(1)	200,000	11,412,500

Technology—44.1%

Computer Hardware—4.6% EMC Corp.(1)	606,000	40,299,000

Handspring, Inc.(1)	200,000	7,787,500

Juniper Networks, Inc.(1)	463,000	58,366,937

Redback Networks, Inc.(1)	310,000	12,710,000 119,163,437

Computer Services—3.5% Applied Micro Circuits Corp.(1)	743,200	55,774,837

Blue Martini Software, Inc.(1)	24,300	321,975

Finisar Corp.(1)	800,000	23,200,000

Foundry Networks, Inc.(1)	238,400	3,576,000

Palm, Inc.(1)	203,700	5,767,256

Sonus Networks, Inc.(1)	36,900	931,725 89,571,793

Computer Software—9.8% BEA Systems, Inc.(1)	425,000	28,607,812

Interwoven, Inc.(1)	214,800	14,163,375

Mercury Interactive Corp.(1)	370,000	33,392,500

Micromuse, Inc.(1)	615,000	37,121,016

Portal Software, Inc.(1)	475,000	3,725,781

Rational Software Corp.(1)	75,000	2,920,313

Research in Motion Ltd.(1)	230,000	18,400,000

StorageNetworks, Inc.(1)	22,100	548,356

Tricord Systems, Inc.(1)(2)	1,875,000	14,806,641

VeriSign, Inc.	297,700	22,085,619

Veritas Software Corp.(1)	910,000	79,625,000 255,396,413
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Communications Equipment—11.0% Audiocodes Ltd.(1)	494,200	$ 6,702,588

Bookham Technology plc, ADR(1)	1,046,900	13,740,563

CIENA Corp.(1)	1,000,000	81,250,000

Cisco Systems, Inc.(1)	900,000	34,425,000

Cosine Communications, Inc.(1)	120,000	1,665,000

New Focus, Inc.(1)	465,000	16,158,750

Newport Corp.	1,181,800	92,900,559

ONI Systems Corp.(1)	179,900	7,117,294

Scientific-Atlanta, Inc.	935,000	30,445,938

UTStarcom, Inc.(1)	35,600	551,800 284,957,492

Electronics—15.2%

JDS Uniphase Corp.(1)	3,690,264	153,837,881

SDL, Inc.(1)	630,000	93,358,125

Vitesse Semiconductor Corp.(1)	720,000	39,825,000

Waters Corp.(1)	1,298,600	108,433,100 395,454,106

Utilities—3.4%

Electric Utilities—3.4% Calpine Corp.(1)	1,977,800	89,124,613
Total Common Stocks (Cost $1,493,661,441)		1,732,086,380

Preferred Stocks—4.4%

ApplianceWare Holding Corp., Cv., Series B(1)(2)	1,807,580	6,199,999

Axsun Technologies, Inc., Cv., Series C(1)(2)	3,170,523	37,000,003

Blaze Network Products, Inc., 8% Cv., Series D(1)(2)	1,147,862	7,346,317

Broadband Office, Inc., Cv., Series C(1)(2)	211,641	4,000,015

Centerpoint Broadband Technologies, Inc., Cv., Series D(1)(2)	1,298,701	13,999,997

fusionOne, Inc. 8% Non-Cum. Cv., Series D(2)	2,663,972	14,465,368

MicroPhotonix Integration Corp., Cv., Series C(2)	633,383	4,000,004

Questia Media, Inc., Cv., Series B(1)(2)	2,329,735	8,999,999

Tellium, Inc., Cv., Series E(1)(2)	333,333	9,999,990

Zaffire, Inc., Cv., Series C(1)(2)	484,764	6,999,992
Total Preferred Stocks (Cost $113,011,684)		113,011,684
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Convertible Corporate Bonds and Notes—0.2%

Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts., 8/15/05(3) (Cost $5,400,000)	$ 5,400,000	$ 6,345,000

Short-Term Notes—6.9%

Federal Home Loan Bank: 6.46%, 1/3/01	100,000,000	99,965,445
6.22%, 1/5/01	79,786,000	79,730,859
Total Short-Term Notes (Cost $179,696,304)		179,696,304

Repurchase Agreements—22.5%

Repurchase agreement with PaineWebber, Inc., 6.09%, dated 12/29/00, to be repurchased at $291,979,439 on 1/2/01, collateralized by Government National Mortgage Assn., 6.50%-8.50%, 2/15/27-12/20/30, with a value of $343,060,831	291,782,000	291,782,000

Repurchase agreement with Banc One Capital Markets, Inc., 5.75%, dated 12/29/00, to be repurchased at $291,382,042 on 1/2/01, collateralized by U.S. Treasury Bonds, 6.625%-11.25%, 2/15/15-2/15/27, with a value of $54,016,812 and U.S. Treasury Nts., 5%-7.875%, 1/31/01-8/15/07, with a value of $243,417,756	291,196,000	291,196,000
Total Repurchase Agreements (Cost $582,978,000)		582,978,000

Total Investments, at Value (Cost $2,374,747,429)	100.7%	2,614,117,368

Liabilities in Excess of Other Assets	(0.7)	(19,015,996)
Net Assets	100.0%	$2,595,101,372
1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted-See Note 5 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,345,000 or 0.24% of the Fund’s net assets as of December 31, 2000.
See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets
Investments, at value (including repurchase agreement of $582,978,000) (cost $2,374,747,429)-see accompanying statement	$2,614,117,368

Receivables and other assets: Shares of beneficial interest sold	658,363
Interest and dividends	501,316
Other	13,161
Total assets	2,615,290,208

Liabilities Bank overdraft	76,529

Payables and other liabilities: Shares of beneficial interest redeemed	19,744,665
Trustees’ compensation	10,104
Transfer and shareholder servicing agent fees	12
Other	357,526
Total liabilities	20,188,836

Net Assets	$2,595,101,372

Composition of Net Assets Par value of shares of beneficial interest	$ 36,668

Additional paid-in capital	2,041,328,069

Undistributed net investment income	19,455,203

Accumulated net realized gain on investment transactions	294,911,493

Net unrealized appreciation on investments	239,369,939
Net assets	$2,595,101,372

Net Asset Value Per Share Net asset value, redemption price per share and offering price per share (based on net assets of $2,595,100,633 and 36,667,746 shares of beneficial interest outstanding)	$70.77

Service shares Net asset value, redemption price per share and offering price per share (based on net assets of $739 and 10.443 shares of beneficial interest outstanding)	$70.77
See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income Interest	$ 37,817,875

Dividends	668,831
Total income	38,486,706

Expenses Management fees	18,407,015

Custodian fees and expenses	103,949

Trustees’ compensation	20,012

Transfer and shareholder servicing agent fees	1,911

Other	557,589
Total expenses	19,090,476
Less expenses paid indirectly	(58,973)
Net expenses	19,031,503

Net Investment Income	19,455,203

Realized and Unrealized Gain (Loss) Net realized gain on investments	351,770,827

Net change in unrealized depreciation on investments	(860,635,882)
Net realized and unrealized loss	(508,865,055)

Net Decrease in Net Assets Resulting from Operations	$(489,409,852)
See accompanying Notes to Financial Statements.
Statement of Changes in Net Assets

	Year Ended December 31
	2000	1999

Operations Net investment income (loss)	$ 19,455,203	$ (2,232,087)

Net realized gain (loss)	351,770,827	170,288,752

Net change in unrealized appreciation (depreciation)	(860,635,882)	749,780,916
Net increase (decrease) in net assets resulting from operations	(489,409,852)	917,837,581

Dividends and/or Distributions to Shareholders Distributions from net realized gain	(100,416,498)	—

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions: Non-Service shares	1,080,798,962	108,330,019
Service shares	1,000	—

Net Assets Total increase	490,973,612	1,026,167,600

Beginning of period	2,104,127,760	1,077,960,160
End of period (including undistributed net investment income of $19,455,203 for the year ended December 31, 2000)	$2,595,101,372	$2,104,127,760
See accompanying Notes to Financial Statements
Financial Highlights

	Year Ended December 31,
Non-Service shares	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$82.31	$44.83	$40.96	$38.71	$34.21

Income (loss) from investment operations: Net investment income (loss)	.53	(.09)	(.05)	.10	.09
Net realized and unrealized gain (loss)	(8.59)	37.57	5.09	4.01	6.59

Total income (loss) from investment operations	(8.06)	37.48	5.04	4.11	6.68

Dividends and/or distributions to shareholders: Dividends from net investment income	—	—	(.10)	(.09)	(.11)
Distributions from net realized gain	(3.48)	—	(1.07)	(1.77)	(2.07)

Total dividends and/or distributions to shareholders	(3.48)	—	(1.17)	(1.86)	(2.18)

Net asset value, end of period	$70.77	$82.31	$44.83	$40.96	$38.71

Total Return, at Net Asset Value(1)	(11.24)%	83.60%	12.36%	11.67%	20.22%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$2,595,101	$2,104,128	$1,077,960	$877,807	$617,392

Average net assets (in thousands)	$2,978,465	$1,314,349	$ 954,848	$753,852	$467,080

Ratios to average net assets:(2) Net investment income (loss)	0.65%	(0.17)%	(0.12)%	0.31%	0.32%
Expenses	0.64%	0.67%	0.71%(3)	0.73%(3)	0.75%(3)

Portfolio turnover rate	39%	66%	80%	88%	100%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
Financial Highlights (Continued)

Period Ended December 31,
Service shares	2000(1)

Per Share Operating Data Net asset value, beginning of period	$97.75

Income (loss) from investment operations: Net investment income	.20
Net realized and unrealized loss	(27.18)

Total loss from investment operations	(26.98)

Net asset value, end of period	$70.77

Total Return, at Net Asset Value(2)	(27.60)%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:(3) Net investment income	1.14%
Expenses	0.64%

Portfolio turnover rate	39%

1. For the period from October 16, 2000 (inception of offering) to December 31, 2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in “growth type” companies. The Trust’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan.
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Allocation of Income, Expenses, Gains and Loses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $56,493,080. Accumulated net realized gain on investments was decreased by the same amount. This reclassification includes $56,493,080 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:
	Year Ended December 31, 2000(1)		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	20,557,132	$1,927,433,814	9,866,210	$ 549,485,112
Dividends and/or distributions reinvested	932,459	100,416,498	—	—
Redeemed	(10,386,670)	(947,051,350)	(8,345,187)	(441,155,093)
Net increase	11,102,921	$1,080,798,962	1,521,023	$ 108,330,019
Service shares Sold	10,443	$ 1,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase	10,443	$1,000	—	$ —
1. Service shares are for the period from October 16, 2000 (inception of offering) to December 31, 2000.
Notes to Financial Statements (Continued)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $1,390,102,672 and $900,969,435, respectively.
As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,375,088,034 was:
Gross unrealized appreciation $ 656,733,844 Gross unrealized depreciation (417,704,510) Net unrealized appreciation $ 239,029,334
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion. The Fund’s management fee for the year ended December 31, 2000, was an annualized rate of 0.62%, before any waiver by the Manager if applicable.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.
Distribution and Service Plan for Service Shares. The Fund has adopted a distribution and service plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for dist ribution-related services for the Fund’s Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee.
Notes to Financial Statements (Continued)

5. Illiquid or Restricted Securities
As of December 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2000, was $127,818,325, which represents 4.93% of the Fund’s net assets, all of which is considered restricted. Information concerning restricted securities is as follows:
Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of December 31, 2000	Unrealized Depreciation

Stocks and Warrants ApplianceWare Holding Corp., Cv., Series B	7/11/00	$ 3.43	$ 3.43	$ —
Axsun Technologies, Inc., Cv., Series C	12/13/00	11.67	11.67	—
Blaze Network Products, Inc., 8% Cv., Series D	10/17/00	6.40	6.40	—
Broadband Office, Inc., Cv., Series C	8/28/00	18.90	18.90	—
Centerpoint Broadband Technologies, Inc., Cv., Series D	10/23/00	10.78	10.78	—
fusionOne, Inc. 8% Non-Cum. Cv., Series D	9/6/00	5.43	5.43	—
MicroPhotonix Integration Corp., Cv., Series C	7/6/00	6.32	6.32	—
Questia Media, Inc., Cv., Series B	8/18/00	3.86	3.86	—
Tellium, Inc., Cv., Series E	9/20/00	30.00	30.00	—
Tricord Systems, Inc.	4/17/00	8.00	7.90	193,359
Zaffire, Inc., Cv., Series C	5/26/00	14.44	14.44	—
Independent Auditors' Report

To the Board of Trustees and Shareholders of Oppenheimer Aggressive Growth Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Aggressive Growth Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Aggressive Growth Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado January 23, 2001
Independent Auditors' Report (Unaudited)

On September 20, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:
Proposal No. 1: Election of Trustees
Nominee	For	Withheld/Abstain	Total

William L. Armstrong	525,148,434.513	12,998,236.894	538,146,671.407
Robert G. Avis	525,194,975.808	12,951,695.599	538,146,671.407
George C. Bowen	525,246,167.352	12,900,504.05 5	538,146,671.407
Edward L. Cameron	525,257,205.636	12,889,465.771	538,146,671.407
Jon S. Fossel	525,310,855.983	12,835,815.424	538,146,671.407
Sam Freedman	525,227,181.129	12,919,490.278	538,146,671.407
Raymond J. Kalinowski	524,816,532.104	13,330,139.303	538,146,671.407
C. Howard Kast	524,372,698.626	13,773,972.781	538,146,671.407
Robert M. Kirchner	524,456,936.182	13,689,735.225	538,146,671.407
Bridget A. Macaskill	525,301,814.052	12,844,857.355	538,146,671.407
F. William Marshall	525,238,164.224	12,908,507.183	538,146,671.407
James C. Swain	525,158,864.886	12,987,806.521	538,146,671.407

For	Against	Withheld/Abstain	Total

Proposal No. 2: Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning January 1, 2001.
513,094,436.430	5,088,293.356	19,963,941.621	538,146,671.407
Proposal No. 3(a):
Approval to eliminate the fundamental policy for Oppenheimer Aggressive Growth Fund/VA on investing in the securities of companies for the purpose of exercising control of management.
27,813,469.002	2,102,096.858	1,426,279.807	31,341,845.667
Proposal No. 3(b): Approval to eliminate the fundamental policy for Oppenheimer Aggressive Growth Fund Fund/VA on purchasing the securities of issuers in which officers or trustees have an interest.
26,910,755.270	3,011,942.274	1,419,148.123	31,341,845.667
Proposal No. 3(c): Approval to eliminate the fundamental policy for Oppenheimer Aggressive Growth Fund/VA on investing in oil, gas or other mineral explorations or development programs.
28,083,976.810	1,788,878.740	1,468,990.117	31,341,845.667
Proposal No. 4: Approval to change four of the fundamental policies for Oppenheimer Aggressive Growth Fund/VA to permit the Fund to participate in an inter-fund lending arrangement.
27,692,578.556	2,235,505.776	1,413,761.335	31,341,845.667
Proposal No. 6: Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
487,784,405.554	19,090,438.484	31,271,827.369	538,146,671.407
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
       Distributions of $3.4840 per share were paid to shareholders on March 17, 2000, all of which were designated as “capital gain distributions” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
       Dividends paid by the Fund during the fiscal year ended December 31, 2000, which are not designated as capital gain distributions should be multiplied by 0.55% to arrive at the net amount eligible for the corporate dividend-received deduction.
       During the fiscal year ended December 31, 2000, shareholders redeemed $56,493,080 from the Fund. A portion of these proceeds received by shareholders represent Long-Term Capital Gain distributions in the amount of $40,316,077. This notification is to meet certain IRS requirements.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Oppenheimer Aggressive Growth Fund/VA

A Series of Oppenheimer Variable Account Funds

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
Bruce L. Bartlett, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio	SecuritiesThe Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.
For more complete information about Oppenheimer Aggressive Growth Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.